UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 7, 2024

Smurfit WestRock Limited

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	98-1776979 (I.R.S. Employer Identification No.)

Beech Hill, Clonskeagh Dublin 4, D04 N2R2 Ireland	N/A (Zip Code)

(Address of principal executive offices)

(Address, including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

+353 1 202 7000

(Registrant’s phone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 12, 2023, Smurfit Kappa Group plc (“Smurfit Kappa”), Smurfit WestRock Limited (“Smurfit WestRock” or the “Company”), WestRock Company (“WestRock”) and Sun Merger Sub, LLC (“Merger Sub”) entered into a Transaction Agreement, pursuant to which and subject to the terms and conditions therein: (a) Smurfit WestRock will acquire Smurfit Kappa by means of a scheme of arrangement under the Companies Act (the “Scheme”) and (b) Merger Sub will merge with and into WestRock (the “Merger,” and together with the Scheme, the “Combination”), with WestRock surviving the Merger and becoming a wholly owned subsidiary of Smurfit WestRock. The Combination is expected to close in early July 2024, conditional upon receipt of any outstanding regulatory approvals, shareholder approvals and satisfaction of other closing conditions. The Company filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in order to register the shares which will be issued to former WestRock stockholders pursuant to the Merger, which was declared effective on April 26, 2024 (the “Registration Statement”).

The unaudited consolidated financial statements of Smurfit WestRock as of and for the three months ended March 31, 2024, including the notes related thereto, were filed with the SEC in the Company’s Quarterly Report on Form 10-Q on June 7, 2024. The unaudited condensed consolidated financial statements of Smurfit Kappa as of and for the three months ended March 31, 2024, including the notes related thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Smurfit Kappa unaudited interim financial information.
104	Cover page interactive data file (formatted as inline xbrl).

Forward-looking Statements

Certain statements in this Current Report on Form 8-K contain “forward-looking statements” (including within the meaning of US federal securities laws), including statements made regarding the Combination and the listing of Smurfit WestRock, the rationale and expected benefits of the Combination (including, but not limited to, synergies), and any other statements regarding WestRock’s, Smurfit Kappa’s and Smurfit WestRock’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms or other variations or comparable terminology or by discussions of strategy, plans, objectives, goals, future events or intentions, but not all forward-looking statements include such identifying words.

Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks and uncertainties, including, but not limited to, regulatory or other limitations imposed on the Company as a result of the Combination, the ability to integrate the businesses of Smurfit Kappa and WestRock following the Combination, the ability of Smurfit WestRock to achieve expected synergies, the performance of stock markets generally, developments in worldwide and national economics and other international events and circumstances, changes in foreign currencies and in interest rates, catastrophic events including natural disasters, epidemics and acts of war and terrorism, the cost and outcomes of investigations, and litigation and regulatory proceedings. These risks and uncertainties may cause actual future results to vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law or by the rules and regulations of the SEC. You are advised, however, to consult any further disclosures the Company makes on related subjects.

You should also read and consider the risk factors associated with Smurfit WestRock because these risk factors may affect the operations and financial results of the new combined company and the Smurfit WestRock Shares following completion of the Combination. A description of the risks and uncertainties for Smurfit Kappa and Smurfit WestRock may be found in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” sections of the Registration Statement, which was declared effective on April 26, 2024, and is on file with the SEC. Additional discussion regarding certain risks, uncertainties and assumptions described above is included under the heading entitled “Risk Factors” in Part II, Item 1A, “Risk Factors” of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on June 7, 2024, and the heading entitled “Risk Factors” of the Registration Statement. The Company notes these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT WESTROCK LIMITED

/s/ Anthony Smurfit
Name:	Anthony Smurfit
Title:	President and Group Chief Executive Officer
(Principal Executive Officer)

Date: June 7, 2024

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